UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2014

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35176	27-4757800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, CA	90292
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.

On January 17, 2014, Global Eagle Entertainment Inc. (the “Company”) issued a press release announcing that the Company will continue to power the inflight offering called ‘TV Flies Free’ on Southwest Airlines through 2014. Furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Global Eagle Entertainment Inc. dated January 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: January 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Global Eagle Entertainment Inc. dated January 17, 2014